File Number: 5741-198-8__

                                State of Illinois

                                    Office of
                             The Secretary of state




Whereas, ARTICLES OF INCORPORATION OF BUTTERWINGS, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILES IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.



Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, 29th day of July A.D. 1993 and of the Independence of the United States the two hundred and 18th


                                                         George H. Ryan
                                                        SECRETARY STATE

                            File Number: 5741-198-8__

------------------------------------ ----------------------------------- -----------------------------------
George H. Ryan                                     Filed
Secretary of State
                                                Jul 29, 1993
Department of Business Services                                          SUBMIT IN DUPLICATE!
Springfield, IL  62768                         GEORGE H. RYAN
Telephone (217) 782-3647                     SECRETARY OF STATE

------------------------------------ ----------------------------------- -----------------------------------
------------------------------------ ----------------------------------- -----------------------------------

Payment must be made by certified                                        This space for use by
check, cashier's check, Illinois                                         Secretary of State
attorney's check, Illinois
C.P.A.'s check or money order,                                           Date:  11-29-93
payable to "Secretary of State."
                                                                         Franchise Tax:  $  25.00
                                                                         Filing Fee:         $  75.00
                                                                                                   $100.00

                                                                         Approved::

------------------------------------ ----------------------------------- -----------------------------------



1.   CORPORATE NAME: BUTTERWINGS, INC.



(The   corporate   name  must   contain   the  word   "corporation,   "company",
"incorporated", "limited" or an abbreviation thereof)

2.   Initial  Registered Agent:  Kenneth B. Drost First Name Middle Initial Last
     Name

Initial Registered Office: 150 N. Martingale Rd. 1300 Number Street Suite Schaumburg 60173 Cook City Zip Code County

3. Purpose or purposes for which the corporation is organized: (If not sufficient space to cover this point, add one or more sheets to this form)

     The transaction of any and all business for which a corporation may be organized under the Illinois Business Corporation Act.


4.  Paragraph 1:  Authorized Shares, Issued Shares and Consideration Received:

                  per Value             Number of Shares      Number of Shares          Consideration to be
Class             per Share             Number of Shares      Proposed to be issued     Received Therefor
COMMON            NPV                   1,000                 100                       100.00



                                                                                        TOTAL $100.00



Paragraph 2: The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:

(If not sufficient space to cover this point, add one or more sheets to this form)

The right of a holder of shares of the Corporation to cumulate his votes in the election of directors is hereby denied. (over)

                                    EXPEDITED
                                  Jul 29, 1993

                               SECRETARY OF STATE

                            File Number: 5741-198-8__


5.  OPTIONAL:

(a) Number of directors constituting the initial board of directors of the corporation: N/A

(b) Names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualify.

                        N/A
6.  OPTIONAL:

(a) It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be: $__________

(b) It is estimated that the value of the property to be located within the State of Illinois during the following year will be: $__________

(c) It is estimated that the gross amount of business that will be transacted by the corporation during the following year will be: $__________

(d) It is estimated that the gross amount of business that will be transacted from placed of business in the State of Illinois during the following year will be: $__________

7. OPTIONAL: OTHER PROVISIONS Attach a separate sheet of this size for any other provisions to be included in the Articles of Incorporation, e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.

8.  NAMES               NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

                        The undersigned Incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated: 7/28, 1993

Signature and Name Address

1. ______________________________ 20 N. Clark Street
------------------
Signature Street

2. Christine M. Damesk Chicago Illinois 60602
(Type or Print Name) (City/Town) State Zip Code

(Signatures must be in ink on original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.) NOTE: If a corporation acts as Incorporate, the name of the corporation and the state of Incorporation shall be shown and the execution shall be by its President or Vice President and verified by him, and attested by its Secretary or Assistant
Secretary.

                                  FEE SCHEDULE

The initial franchise tax is assessed at the rate of 16/100 of 1 percent ($1.50 per $1,000) on the paid-in capital represented in this state with a minimum of $25 and a maximum of $1,000,000. The filing fee is $75. The minimum total due (franchise tax + filing fee) is $100. (Applies when the Consideration to be Received is set forth in Item 4 does not exceed $16,667) The Department of Business Services in Springfield will provide assistance in calculating the total fees if necessary.

         Illinois Secretary of State                 Springfield, IL   62756
         Department of Business Services    Telephone (217) 782-6951

                               State of Illinois
                        Office of the Secretary of State

Whereas  ARTICLES OF AMENDMENT TO THE ARTICLES OF
INCORPORATION OF

                               BUTTERWINGS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.




Now Therefore I George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of :the aforesaid corporation.

In Testimony whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 24th day of August A.D. 1995 and of the Independence of the United States the two hundred and 20TH




Secretary of State

                             NOTES AND INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted ' to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. (ss. 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only seven instances, as follows: (a) to remove the names and addresses of directors named in the articles of incorporation; (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to ss. 5. 1 0 is also filed; (c) to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected. (d) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby; (e) lo change the corporate name by substituting the word "corporation", "incorporated", "company", 'limited", or the abbreviation 'corp.", "inc.", "co.', or "lid." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name; (1) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with ss. 9.05, (g) to restate the articles of incorporation as currently amended. (ss. 10.15)

NOTE 4: All amendments not adopted under ss. 10.10orss. 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

Shareholder approval may be (1) by vote at a shareholders 'meeting (either annual or special) or (2) by consent, in' writing, without a meeting.

To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of [he outstanding shares entitled lo vote on the amendment (but lf c/ass voting applies, thenalsoalleasta2l3volewithin each class is required).

The arlicles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies.
10-20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. It the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. (ss.ss. 7.10 & 10.20)

                                   EXHIBIT B

                                 ARTICLE SEVEN

7.1 No director of the Corporation shall be personally liable to the Corporation or its shareholders, for monetary damages for breach of his fiduciary duty, as a director; provided, that nothing herein shall be construed to eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of Law, (c) under Section 8.65 of the Illinois business Corporation Act, as amended, or (d) for any transaction from which the director derived an improper personal benefit.

7.2 Cumulative voting of shares of any class of stock of the Corporation shall not be allowed under any circumstances.

                                   EXHIBIT A
                                  ARTICLE FOUR

         The total number of shares of all classes which the Corporation has authorized to is 101,000 of which 1,000 shares shall be common stock having no par value per share (the "Common Stock"), and 100,000 shares shall be preferred stock having no par value per share (the "Preferred Stock"). The initial series of shares of the Corporation's Preferred Stock shall be 27,500 shares designated as the "Convertible Preferred Stock" (the "Convertible Preferred Stock").

         The designations and preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class of stock are as follows:

THE COMMON STOCK - GENERALLY

         Subject to all of the rights of the Preferred Stock as expressly provided herein, by law or by the Board of Directors pursuant to this Article Four of these Articles of Incorporation, the Common Stock of the Corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express grant of rights or privileges in these Articles of Incorporation including without limitation the following rights and privileges:




     (a) each outstanding share of the Common Stock shall be entitled to one vote in each matter submitted to a vote at a meeting of shareholders;

     (b) dividends may be declared and paid or set apart for payment upon the Common CT Stock out of any assets or funds of the Corporation legally available therefor; and

     (c) upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests.

THE PREFERRED STOCK - GENERALLY

         The Preferred Stock may be issued from time to time by the Board of Directors in one or more series. Ile description of shares of each series, including without limitation any preferences, conversion and other rights, voting and other rights, restrictions, limitations, qualifications, and terms an! d conditions of redemption, shall be set forth in the resolutions from time to time hereafter adopted by the Board of Directors and in filings made as required by law from time to time prior to the issuance of such shares.

         Without limiting the generality of the foregoing, the Board of Directors is expressly vested with authority to fix and determine as to each series:

     (a) its distinctive designation

     (b) the number of shares to be issuable;

     (C) the rate of dividend, and whether (and, if so, on what terms and conditions) dividends shall be cumulative or shall be payable in preference or in any other relation to the dividends payable on any other class or classes of stock or any other series of the Preferred Stock;

     (d) whether the shares may be redeemed and, if so, the terms and conditions on which they may be redeemed (including without limitation the dates upon or after which they may be redeemed and the price or prices at which they may be redeemed, which price or prices may be different in different circumstances or at different redemption dates);

     (e) whether the shares shall be issued with the privilege of conversion and, if so, the terms and conditions of such conversion or exchange (including without limitation the price or prices or the rate or rates of conversion of any terms for adjustment thereof);

     (f) any limitation or denial of voting rights or grant of special voting rights (it being recited for the avoidance of doubt that the Board of Directors is granted authority to limit or deny voting rights in its resolution establishing any series of the Preferred Stock and that the grant of such authority is to be deemed made under Section 7.40 of the Illinois Business Corporation Act of 1983 (the "BCA"));

     (g) the amounts payable upon the shares 'in the event of voluntary liquidation, dissolution or winding up of the Corporation;

     (h) the amounts payable upon the shares in the event of involuntary liquidation, dissolution or winding up of the Corporation; and

     g) sinking fund provisions, if any, for the redemption or purchase of the shares (the term "sinking fund" been understood to include any similar fund, however designated).

In all other respects the rights and preferences of all of the shares of the Preferred Stock shall be identical.

CONVERTIBLE PREFERRED STOCK

1 .     Dividends.

         (a) Dividend Obligation. When and as declared by the Board of Directors of the Corporation, the Corporation will pay to the holders of Convertible Preferred Stock, out of the assets of the Corporation available for the payment of dividends under the BCA, preferential dividends at the times and in the amounts provided for in this Paragraph 1.

     (b) Calculation of Dividends. The holders of Convertible Preferred Stock shall be entitled to receive, but only-when and as declared by the Board of Directors of the Corporation out of the funds of the Corporation legally available, cumulative, non-compounded cash dividends payable at the rate and in the manner prescribed herein quarterly on the first business day of January, April, July and October, in each year (the "Dividend Dates") and the periods commencing on the first day after each Dividend Date or the date of original issue, as the case may be, and ending on the next succeeding Dividend Date (the "Dividend Periods") to holders of record on such respective dates, as may be determined by the Board of Directors in advance of the a payments of each particular dividend for the Dividend Period.

     (C) Dividend Rate. Except as otherwise provided in this Paragraph 1, dividends will be calculated on an annual basis on each share of Convertible Preferred Stock at the rate of 10% per annum of the Offering Price thereof (the "Dividend"). To the extent not paid on the Dividend Date, all Dividends which have been calculated on each share of Convertible Preferred Stock for the Dividend Period ending on such Dividend Date will be added to the Liquidation Value of such share and will remain a part thereof until (but only until) such dividends are paid.

     (d) Distribution of Partial Dividend Payments. If any tine the Corporation pays less than the total amount of dividends then calculated on all out-standing shares of Convertible Preferred Stock, such payment will be distributed among the holders of Convertible Preferred Stock so that an equal amount will be paid with respect to each outstanding shares.

         (e) Priority. So long as any Convertible Prefer-red Stock remains outstanding, the Corporation will not declare or pay, or set apart for payment, any cash dividends, or make any cash distributions, on any class or classes of stock of the Corporation if at the time of making such declaration, payment, setting apart, distribution, redemption, purchase or acquisition, full cumulative dividends upon all outstandincy shares of Convertible Prefer-red Stock shall not have been paid.

2. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Convertible Preferred Stock will be entitled, before any distribution or payment is made on any other class or classes of stock of the Corporation, to be paid out of the assets of the Corporation available for distribution to its shareholders (whether from capital, surplus or earnings) an amount in cash equal to the aggregate Liquidation Value of all Convertible Preferred Stock outstanding, and the holders of Convertible Preferred Stock will not be entitled to any further payment. For purposes of this Section 2, the net proceeds available to the Corporation shall mean the consideration received in connection of such liquidation, dissolution or winding up less (a) all costs, expenses and payments made in connection therewith, (the taxes and required dividend distribution any shares issued by Corporation and (c) all other liabilities of the Corporation. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets of the Corporation to be distributed to the holders of the Convertible Preferred Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets of the Corporation (after payment of liabilities) shall be distributed to the holders of the Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Convertible Preferred Stock have been paid in full the amounts to which they are entitled, the remaining assets of the Corporation may be distributed to the holders of other class or classes of stock of the Corporation.

3. Conversion rights.

         Each share of Convertible Preferred Stock is convertible into shares of Common Stock (as adjusted to reflect stock splits, stock dividends, subdivisions, combinations, reclassifications, and for any issuance or sale of shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock), upon the consummation of the first sale of Common Stock by the Corporation to underwriters for the account of the Corporation pursuant to a registration statement under the Securities Act of 1933, as amended, filed with and declared effective by the Securities and Exchange Commission ("Initial Public Offering"). The Corporation shall give holders of Convertible Preferred Stock written notice of the effective date of the Initial Public Offering. The conversion of the outstanding shares of the Convertible Preferred Stock shall thereupon become effective on and as of the effective date ("Effective Date").

         The number of shares of Common Stock to be issued to each holder of the Shares of Convertible Preferred Stock upon conversion will be determined by dividing the Offering Price for the Shares of Convertible Preferred Stock by an amount equal to 95 % of the sale price per share of the Common Stock at the time of the Initial Public Offering (rounded to the next highest share).

         Within ten business days after the Effective Date, the Corporation shall issue and deliver by hand against a signed receipt therefor or by United States registered mail, return receipt requested, to the holder of the shares of the Convertible Preferred Stock so converted a stock certificate or stock certificates of the Corporation representing the number of shares of Common Stock to which such holder is entitled and a check or cash in payment of all unpaid Dividends with respect to such shares of Convertible Preferred Stock.

         The Corporation shall take all corporate action as shall be necessary to increase its authorized but unissued shares of Common Stock for the purpose of effecting the conversion of the shares of Convertible Preferred Stock. Upon the conversion of the Convertible Preferred Stock, the shares so converted shall be canceled and shall be issuable by the Corporation. The Articles of Incorporation shall be appropriately amended to effect the corresponding reduction in the Corporation's capital stock.

         The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the, observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in Liking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Convertible Preferred Stock against impairment.

4.       Voting Rights.

Except as other-wise required by statute, Convertible Preferred Stock shall have no voting rights whatsoever, and no holder of the Convertible Preferred Stock shall vote or otherwise participate in any proceeds in which actions shall be taken by the Corporation or the shareholders thereof or be entitled to notification as to any ineetinc; of the Board of Directors or the shareholders.

5.       Definitions.

The following terms used herein have the following meanings, which meanings are equally applicable to the singular and plural forms of such terms.

"Offering Price " of any share of Convertible Preferred Stock shall be $100.00 per share.


"Liquidation Value" of any share of Participating Preferred Stock as of any particular date will be equal to the sum of $100.00 plus any unpaid Dividends on such share added to the Liquidation Value of such share on any Dividend Date pursuant to Paragraph 1(c) hereof and not thereafter paid, and in the event of any liquidation, dissolution or winding up of the Corporation, unpaid Dividends accumulated on such shares since the then most recent Dividend Date will be added to the Liquidation Value of such share on the payment date under Section 2 hereof, calculated cumulatively on a monthly basis to the close of business on such payment date. Upon consummation of any stock splits, reverse splits or distributions of additional shares of capital stock in a fashion similar to share dividends, there shall be a proportional increase or decrease in the Liquidation Value.

ARTICLES OF AMENDMENT

FILED
August 24, 1995
George H. Ryan
Secretary of State
Department of Business Services
Springfield, IL 62756
Secretary of State

Telephone (217) 782-1832
Franchise Tax

Filing Fee'
order, payable to "Secretary of State."

The filing fee for articles of              GEORGE H. RYAN          Penalty  $
                                          SECRETARY OF STATE        Approved:
amendment - $25.00



1. CORPORATE NAME: Butterwings, Inc.

                                                     (Note 1)

2. MANNER OF ADOPTION OF AMENDMENT:

     The following amendment of the Articles of Incorporation was adopted on August 17 1995 in the manner indicated below. ( 'X" one box only)

     By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; (Note -2)

     By a majority of the board of directors, in accordance with Section 1 0. 1 0, the corporation having issued no Shares as of the time of adoption of this amendment; (Note 2)

     By a majority of the board of directors, in accordance with Section 1 0. 1 5, shares having been issued but shareholder action not being required for the adoption of the amendment; (Note 3)

     By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, riot less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment: (Note 4)

     By the shareholders, in accordance with Sections 10.20 and 7.1 0. a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of Incorporation. Shareholders vote have not consented in writing have been given notice in accordance with Section 7.10-, (Notes 4 & 5)

     By the shareholders, in accordance with Sections lO.20 and 7.10, are solution of the 'board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders, entitled to vote on this amendment. (Note 5)

3.    TEXT OF AMENDMENT:

a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments. Article 1: The name of the corporation is:

                                   (NEW NAME)







All changes other than name, include on page 2
(over)

OFFICE OF THE SECRETARY OF STATE

CORPORATION DIVISION



                MARCH FONG EU Secretary of State of the State of California, hereby certify:

That the annexed transcript has been compared with the corporate record on file in this office, of which it purports to be a copy, and that same is full true and correct.


IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this

                                                                 OCT    1 1993








Secretary of State

                            ARTICLES OF INCORPORATION

                                   SEP 30 1993

                                       OF

                           MARCH FONG EU, Secretary of
                                      State
                         BUTTERWINGS OF CALIFORNIA, INC.

     FIRST: The name of the corporation (hereinafter referred to as the "Corporation") is BUTTERWINGS OF CALIFORNIA, INC.-

     SECOND: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California, other than the banking, business the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code ("Code").

     THIRD: The name of the Corporation's agent for service of process within the State of California is KENNETH B. DROST, 818 W. 7th Street, Los Angeles, CA 90017.

     FOURTH: The total number of shares which the Corporation is authorized to issue is One Thousand (1,000), all of which are of one class and of no par value, and all of which are Common Shares.

                  The Board of Directors of the Corporation may, within the limits and restrictions set forth herein, determine or alter the rights, preferences, privileges and restrictions granted to or Composed upon any wholly unissued class or shares or any wholly unissued series of any class of shares.

     FIFTH: In the interim between meetings of shareholders held for the election of &rectors or for the removal of one or more directors and the election of the replacement or replacements thereat, any vacancy which results by reason of the removal of a &rector or &rectors by the shareholder entitled to vote in an election of directors, and which has not been filled by said shareholders, may be filled by a majority of the directors then in office:, whether or not less than a quorum., or by the sole remaining director, as the case may be.

     SIXTH: Subject to limitations set forth in Section 20.4 of the Code, the Corporation may by bylaw, agreement or otherwise, authorize the indemnification of agents (as defined in Section 317 of the Code) in excess of that expressly permitted by Section 317 of the Code for those aaents of the Corporation for breach of duty to the Corporation and its Stockholders. IN WITNESS WHEREOF, the, undersigned have executed these Articles this, 23rd day of 1993

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
BUTTERWINGS OF CALIFORNIA, INC.


We, Stephan S. Buckley and Kenneth B. Drost, the President and Secretary, respectively of BUTTERWINGS OF CALIFORNIA, INC., a corporation certify:

     1 That we are the President and the Vice President, respectively, of Butterwings of California, Inc., a California corporation.

     2. That an amendment to the articles of incorporation of this corporation has been approved by the Board of Directors.

     3 . The amendment so approved by the Board of Directors is as follows:

                  Article SECOND of the Articles of Incorporation of this corporation is amended to read as follows:

     "SECOND: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California, other than the. banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code ("Code"), provided however, that the Corporation shall confine its business activities exclusively to the operation of the Franchised Business as that term is defined in the Franchise Agreement by and between the Corporation and Hooters of America, Inc.

     Article FOURTH of the Articles of Incorporation of this corporation is amended to read as follows:

     "FOURTH: The total number of shares which the Corporation is authorized to issue is One Thousand (1,000), all of which are of one class and of no par value, and all of which are Common Shares.

     The Board of Directors of the Corporation may, within the limits and restrictions set forth herein, determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued class or shares or any wholly unissued series of any class of shares.

     The issuance or transfer of shares of the Common Stock of the Corporation is restricted pursuant to the terms of the Franchise Agreement by and bet when the Corporation and Hooters of America, Inc. and that any such issuance or transfer of shares of the Common Stock of the Corporation shall be made in compliance with said Agreement.

     4 That the shareholders have adopted said amendment b That the y written consent word of said amendment as approved by written consent of the shareholders is the same as that set forth above. That said written consent was signed by the holders of all of the outstanding shares of the Corporation and that said amendment was adopted in accordance with Section 902 of the California Corporations Code ("Code").

     5. That the designation and total number of outstanding shares entitled to vote on or written consent to said amendment and the minimum percentage vote required of each class or series entitled to vote on or give written consent to said amendment for approval thereof are as follows:

     6. This certificate shall become effective on the date of filing with the California Secretary of State.

Each of the undersigned declare under penalty of perjury that the statements contained in the fore aoinc, certificate are true of their own knowledge.

         Executed at Hoffman Estates, Illinois on October 20, 1993.

BUTTERWINGS OF CALIFORNIA,
INC.



STEPHEN BUCKLEY President





KENNETH B-DROST, Secretary

UNANIMOUS WRITTEN CONSENT
IN LIEU OF A JOINT SPECIAL MEETING
OF THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BUTTERWINGS OF CALIFORNIA, INC.

        The undersigned, being all of the shareholders and directors of BUTTERWINGS OF CALIFORNIA, INC., a California corporation, acting pursuant to the California General Corporation Law, do hereby consent to, approve and adopt the following resolutions:

         I.       AMENDMENT TO ARTICLES OF INCORPORATION

         RESOLVED, that the Articles of Incorporation of this Corporation be and are hereby amended to read as follows:

        Article SECOND of the Articles of Incorporation of this corporation is amended to read as follows:

                  "SECOND: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California, other than the ban3cing business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code ("Code"), provided however, that the Corporation shall confine its business activities exclusively to the operation of the Franchised Business as that term is defined in the Franchise Agreement by and between the Corporation and Hooters of America, Inc".

        Article FOURTH of the Articles of Incorporation of this corporation is amended to read as follows:

     "FOURTH: The total number of shares which the Corporation is authorized to issue is one Thousand (1,000), all of which are of one class and of no par value, and all of which are Common Shares.

                  The Board of Directors of the Corporation may, within the limits and restrictions set forth herein, determine or alter the rights, preferences, : privileges and restrictions granted to or imposed upon any wholly unissued class or shares or any wholly unissued series of any class of shares.

                  The issuance or transfer of shares of the Common Stock of the Corporation is restricted pursuant to the terms of the Franchise Agreement by and between the Corporation and Hooters of America, Inc. and that any such issuance or transfer of shares of the Common Stock of the Corporation shall be made in compliance with said Agreement-,' .

DATED:            October 15, 1993



BUTTERWINGS, INC.----


By:
              President
STEVE BUCKLEY
KENNETH DROST
DOUGLAS VAN SCOY

BEING THE SOLE SHAREHOLDER OF THIS CORPORATION






BEING ALL OF THE DIRECTORS OF THIS CORPORATION

UNANIMOUS WRITTEN CONSENT
IN LIEU OF A SPECIAL MEETING
OF THE BOARD OF DIRECTORS
OF
BUTTERWINGS OF CALIFORNIA, INC.

         The undersigned, being all of the directors of BUTTERWINGS OF CALIFORNIA, INC., a California corporation, acting pursuant to the California General Corporation Law, does hereby consent to and adopt the following preambles and resolutions:

          1. RESOLVED, that the Corporation shall purchase the On-Sale Beer and Wine Eating Place License No. 41-286931 from Michael Wayne Guarnieri relating to 1400 Camino De La Reina, Units 115, 116-119, San Diego, California 92108.

         2. RESOLVED, that any one (1) officer of the corporation, including but not limited to Kenneth B. Drost, be, and hereby is, authorized and directed in its name and on its behalf to do and perform. any and all things and acts, and to execute and deliver any and all instruments, certificates and documents which such officer shall determine to be necessary, appropriate or desirable in order to effectuate the intendment of the foregoing resolution, any such determination to be conclusively evidenced by the doing or performing of any such act or thing or the execution and delivery of any such instrument, certificate or document.

         IN  WITNESS   WHEREOF,   this  instrument  has  been  executed  by  the
undersigned as of the 15th day of September, 1994, to be filed as part of the Minutes of the Corporation.


STEVE BUCKLEY
KENNETH DROST
DOUGLAS VAN SCOY



BEING OF THE DIRECTORS OF
BUTTERWINGS OF CALIFORNIA, INC.

                            ARTICLES OF INCORPORATION
                                       OF
                        BUTTERWINGS OF WISCONSIN, INC.



                  The undersigned, acting as incorporator of a corpora6on under the Wisconsin Business Corporation UNDER, Chapter 180 of the Wisconsin Statutes, adopts the following Articles of Incorporation for such corporation.


     FIRST: The name of the Corporation is Butterwings of Wisconsin, Inc.



     SECOND: The aggregate number of shares which the Corporation shall have authority to issue is Nine Thousand (9,000), consisting of one class only, designated as Common Stock, " of the par value of S 1. 00 per share.

     THIRD: The number of directors constituting the Board of Directors shall initially be three (3) and thereafter such other number as may be designated from time to time by the Board of Directors. The initial di-rectors shall be Kenneth B. Drost, Stephan S. Buckley and Douglas E. Van Scoy.

     FOURTH: The address of the initial registered office of the Corporation is c/o Harvey L. Temkin, One South Pinckney Street, Post Office Box 1497, Madison, Wisconsin 53701-1497 and the name of its initial registered agent at such address is F&L Corp.

     FIFTH: The Bylaws of the Corporation may provide for a greater or lower quorum requirement or a greater voting requirement for shareholders or voting groups of share holders than Is provided by the Wisconsin Business Corporation Law.

     SIXTH: The name and address of the sole incorporator is:




  Harvey L. Temkin                     c/o Foley & Uidner

One South Pinckney Street

 P.0. Box 1497

Madison, Wisconsin  53701

                    Executed on this 3rd day of September, 1993






This instrument was drafted by and should be returned. to Harvey L. Temkin of Foley & Lardner, Post Off-ice Box 1497, Madison, Wisconsin 53701-1497.


State of Illinois

Office of
the Secretary of State

Whereas,  ARTICLES OF AMENDMENT TO THE ARTICLES OF
INCORPORATION OF
BUTTERWINGS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.




Now Therefore I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of. the aforesaid corporation.

In testimony whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, atthe City of Springfield, this 24TH day of AUGUST A.D. 1995 and of the Independence of the United States the two hundred and 20TH



Secretary of State

NOTES and INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the off ice of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2-. Incorporators are permitted ' to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. (ss. 1 0. 1 0)

NOTE 3: Directors may adopt amendments without shareholder approval in only seven instances, as follows: (a) to remove the names and addresses of directors named in the articles of incorporation; (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to ss. 5.1 0 is also filed; (c) to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected. (d) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby; (e) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
(f) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with ss. 9.05, (g) to restate the articles of incorporation as currently amended. (ss. 10.15)

NOTE 4: All amendments not adopted under ss. 10.10orss. 10.1 5 require (1)that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

             Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

             To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

             The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. 10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. (ss.ss. 7.10 & 10.20)

EXHIBIT B

ARTICLE SEVEN

7.1 No director of the Corporation shall be personally liable to the Corporation or its shareholders, for monetary damages for breach of his fiduciary duty 9 as a director; provided, that nothing herein shall be construed to eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of Law,
(c) under Section 8.65 of the Illinois business  Corporation Act, as amended, or
(d) for any transaction from which the director derived an improper personal benefit.

7.2 Cumulative voting of shares of any class of stock of the Corporation shall not be allowed under any circumstances.

                                              EXHIBIT A
ARTICLE FOUR

         The total number of shares of all classes which the Corporation has authority to issue is 101,000 of which 1,000 shares shall be common stock having no par value per share (the "Common Stock"), and 100,000 shares shall be preferred stock having no par value per share (the "Preferred Stock"). The initial series of shares of the Corporation's Preferred Stock shall be 27,500 shares designated as the "Convertible Preferred Stock" (the "Convertible Preferred Stock").

         The designations and preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class of stock are as follows:

THE COMMON STOCK - GENERALLY

         Subject to all of the rights of the Preferred Stock as expressly provided herein, by law or by the Board of Directors pursuant to this Article Four of these Articles of Incorporation, the Common Stock of the Corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express grant of rights or privileges in these Articles of Incorporation including without limitation the following rights and privileges:

     (a) each outstanding share of the Common Stock shall be entitled to one vote in each matter submitted to a vote at a meeting of shareholders;



     (b) dividends may be declared and paid or set apart for payment upon the Common VI Stock out of any assets or funds of the Corporation legally available therefor; and


     (c) upon the voluntary or involuntary liquidation, dissolution or winding up of the " Corporation, the assets of the Corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests.

THE PREFERRED STOCK - GENERALLY

     The Preferred Stock may be issued from time to time by the Board of Directors in one or more series. The description of shares of each series, including without limitation any preferences, conversion and other rights, voting and other rights, restrictions, limitations, qualifications, and terms and conditions of redemption, shall be set forth in the resolutions from time to time hereafter adopted by the Board of Directors and in filings made as required by law from time to time prior to the issuance of such shares.

     Without limiting the generality of the foregoing, the Board of Directors is expressly vested with authority to fix and determine as to each series:

     (a) its distinctive designation;

     (b) the number of shares to be issuable;

     (c) the rate of dividend, and whether (and, if so, on what terms and conditions) dividends shall be cumulative or shall be payable in preference or in any other relation to the dividends payable on any other class or classes of stock or any other series of the Preferred Stock;

     (d) whether the shares may be redeemed and, if so, the terms and conditions on which they may be redeemed (including without limitation the dates upon or after which they may be redeemed and the price or prices at which they may be redeemed, which price or prices may be different in different circumstances or at different redemption dates);

     (e) whether the shares shall be issued with the privilege of conversion and, if so, the terms and conditions of such conversion or exchange (including without limitation the price or prices or the rate or rates of conversion of any terms for adjustment thereof);

     (f) any limitation or denial of voting rights or grant of special voting rights (it be' g recited for the avoidance of doubt that the Board of Directors is granted authority to limit or deny voting rights in its resolution establishing any series of the Preferred Stock and that the grant of such authority is to be deemed made under Section 7.40 of the Illinois Business Corporation Act of 1983 (the "BCA"));

     (g) the amounts payable upon the shares in the event of voluntary liquidation, dissolution or winding up of the Corporation;

     (h) the amounts payable upon the shares in the event of involuntary liquidation, dissolution or winding up of the Corporation; and

     (i) sinking fund provisions, if any, for the redemption or purchase of the shares (the term "sinking fund" being understood to include any similar fund, however designated).

In all other respects the rights and preferences of all of the shares of the Preferred Stock shall be identical.

CONVERTIBLE PREFERRED STOCK

  1.     Dividends.

         (a) Dividend Obligation. When and as declared by the Board of Directors of the Corporation, the Corporation will pay to the holders of Convertible Preferred Stock, out of the assets of the Corporation available for the payment of dividends under the BCA, preferential dividends at the times and in the amounts provided for in this Paragraph 1.

     (b) Calculation of Dividends. The holders of Convertible Preferred Stock shall be entitled to receive, but only when and as declared by the Board of Directors of the Corporation out of the funds of the Corporation legally available, cumulative, non-compounded cash dividends pay able at the rate and in the manner prescribed herein quarterly on the first business day of January, April, July and October, in each year (the "Dividend Dates") and the periods commencing on the first day after each Dividend Date or the date of original issue, as the case may be, and ending on the next succeeding Dividend Date (the "Dividend Periods") to holders of record on such respective dates, as may be determined by the Board of Directors in advance of the a payments of each particular dividend for the Dividend Period.

         (c) Dividend Rate. Except as otherwise provided in this Paragraph 1, dividends win be calculated on an annual basis on each share of Convertible Preferred Stock at the rate of 10% per annum of the Offering Price thereof (the "Dividend"). To the extent not paid on the Dividend Date, all Dividends which have been calculated on each share of Convertible Preferred Stock for the Dividend Period ending on such Dividend Date will be added to the Liquidation Value of such share and will remain a part thereof until (but only until) such dividends are paid.

         (d) Distribution of Partial Dividend Payments. If any time the Corporation pays less than the total amount of dividends then calculated on all outstanding shares of Convertible Preferred Stock, such payment will be distributed among the holders of Convertible Preferred Stock so that an equal amount will be paid with respect to each outstanding shares.

         (e) Priority. So long as any Convertible Preferred Stock remains outstanding, the Corporation will not declare or pay, or set apart for payment, any cash dividends, or make any cash distributions, on any class or classes of stock of the Corporation if at the time of making such declaration, payment, setting apart, distribution, redemption, purchase or acquisition, full cumulative dividends upon all outstanding shares of Convertible Preferred Stock shall not have been paid.

2. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Convertible Preferred Stock will be entitled, before any distribution or payment is made on any other class or classes of stock of the Corporation, to be paid out of the assets of the Corporation available for distribution to its shareholders (whether from capital, surplus or earnings) an amount in cash equal to the aggregate Liquidation Value of all Convertible Preferred Stock outstanding, and the holders of Convertible Preferred Stock will not be entitled to any further payment. For purposes of this Section 2, the net proceeds available to the Corporation shall mean the consideration received in connection of such liquidation, dissolution or winding up less (a) all costs, expenses and payments made in connection therewith, N taxes and required dividend distributions on any shares issued by the Corporation and (c) all other liabilities of the Corporation. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets of the Corporation to be distributed to the holders of the Convertible Preferred Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets of the Corporation (after payment of liabilities) shall be distributed to the holders of the Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Convertible Preferred Stock have been paid in full the amounts to which they are entitled, the remaining assets of the Corporation may be distributed to the holders of other class or classes of stock of the Corporation.

3 .      Conversion Rights.

Each share of Convertible Preferred Stock is convertible into shares of Common Stock (as adjusted to reflect stock splits, stock dividends, subdivisions, combinations, reclassifications, and for any issuance or sale of shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock), upon the consummation of the first sale of Common Stock by the Corporation to underwriters for the account of the Corporation pursuant to a registration statement under the Securities Act of 1933, as amended, filed with and declared effective by the Securities and Exchange Commission ("Initial Public Offering"). The Corporation shall give holders of Convertible Preferred Stock written notice of the effective date of the Initial Public Offering. The conversion of the outstanding shares of the Convertible Preferred Stock shall thereupon become effective on and as of the effective date ("Effective Date").

         The number of shares of Common Stock to be issued to each holder of the Shares of Convertible Preferred Stock upon conversion will be determined by dividing the Offering Price for the Shares of Convertible Preferred Stock by an amount equal to 95 % of the sale price per share of the Common Stock at the time of the Initial Public Offering (rounded to the next highest share).

         Within ten business days after the Effective Date, the Corporation shall issue and deliver by hand against a signed receipt therefor or by United States registered mail, return receipt requested, to the holder of the shares of the Convertible Preferred Stock so converted a stock certificate or stock certificates of the Corporation representing the number of shares of Common Stock to which such holder is entitled and a check or cash in payment of all unpaid Dividends with respect to such shares of Convertible Preferred Stock.

         The Corporation shall take all corporate action as shall be necessary to increase its authorized but unissued shares of Common Stock for the purpose of effecting the conversion of the shares of Convertible Preferred Stock. Upon the conversion of the Convertible Preferred Stock, the shares so converted shall be canceled and shall be issuable by the Corporation. The Articles of Incorporation shall be appropriately amended to effect the corresponding reduction in the Corporation's capital stock.

         The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 3 and
in taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Convertible Preferred Stock against impairment.

4.       Voting Rights.

Except as otherwise required by statute, Convertible Preferred Stock shall have no voting rights whatsoever, and no holder of the Convertible Preferred Stock shall vote or otherwise participate in any proceedings in which actions shall be taken by the Corporation or the shareholders thereof or be entitled to notification as to any meeting of the Board of Directors or the shareholders.

5 .     Definitions.

         The following terms used herein have the following meanings, which meanings are equally applicable to the singular and plural forms of such terms.

          Offering Price " of any share of Convertible Preferred Stock shall be $100. 00 per share.

          "Liquidation Value" of any share of  Participating  Preferred Stock as of any particular date will be equal to the sum of $100.00 plus any unpaid Dividends on such share added to the Liquidation Value of such share on any Dividend Date pursuant to Paragraph 1(c) hereof and not thereafter paid, and in the event of any liquidation, dissolution or winding up of the Corporation, unpaid Dividends accumulated on such shares since the then most recent Dividend Date will be added to the Liquidation Value of such share on the payment date under Section 2 hereof, calculated cumulatively on a monthly basis to the close of business on such payment date Upon consummation of any stock splits, reverse splits or distributions of additional shares of capital stock in a fashion similar to share dividends, there shall be a proportional increase or decrease in the Liquidation Value.

ARTICLES OF AMENDMENT

FILED
August 24, 1995
George H. Ryan
Secretary of State
Department of Business Services
Springfield, IL 62756
Secretary of State

Telephone (217) 782-1832
Franchise Tax

Filing Fee'
order, payable to "Secretary of State."

The filing fee for articles of              GEORGE H. RYAN        Penalty     $
                                         SECRETARY OF STATE           Approved:
amendment - $25.00



1. CORPORATE NAME: Butterwings, Inc.

                                                     (Note 1)

2.      MANNER OF ADOPTION OF AMENDMENT:

The following amendment of the Articles of Incorporation was adopted on August 17 1995 in the manner indicated below. ( 'X" one box only)

     By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; (Note -2)

     By a majority of the board of directors, in accordance with Section 1 0. 1 0, the corporation having issued no Shares as of the time of adoption of this amendment; (Note 2)

     By a majority of the board of directors, in accordance with Section 1 0. 1 5, shares having been issued but shareholder action not being required for the adoption of the amendment; (Note 3)

     By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, riot less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment: (Note 4)

     By the shareholders, in accordance with Sections 10.20 and 7.1 0. a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of Incorporation. Shareholders vote have not consented in writing have been given notice in accordance with Section 7.10. (Notes 4 & 5)

     By the shareholders, in accordance with Sections lO.20 and 7.10, are solution of the 'board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders, entitled to vote on this amendment. (Note 5)

3.    TEXT OF AMENDMENT:

          a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments. Article 1: The name of the corporation is:

                                   (NEW NAME)







All changes other than name, include on page 2
(over)

                                State of Illinois

                                   Office of
                             The Secretary of State

Whereas ARTICLES OF AMENDMENT TO THE ARTICLES OF
INCORPORATION OF

                               BUTTERWINGS INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.




Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby 'issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 8TH day of OCTOBER A.D. 1996 and of the Independence of the United States the two hundred and 21ST



Secretary of State

ARTICLES OF AMENDMENT

FILED
October 8, 1996
George H. Ryan
Secretary of State
Department of Business Services
Springfield, IL 62756
Secretary of State

Telephone (217) 782-1832
Franchise Tax

Filing Fee'
order, payable to "Secretary of State."

The filing fee for articles of              GEORGE H. RYAN        Penalty     $
                                          SECRETARY OF STATE      Approved:
amendment - $25.00



1. CORPORATE NAME: Butterwings, Inc.

                                                     (Note 1)

2.      MANNER OF ADOPTION OF AMENDMENT:

The following amendment of the Articles of Incorporation was adopted on February 23 1996 in the manner indicated below. ( 'X" one box only)

     By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; (Note 2)

     By a majority of the board of directors, in accordance with Section 10. 10, the corporation having issued no Shares as of the time of adoption of this amendment; (Note 2)

     By a majority of the board of directors, in accordance with Section 1 0. 1 5, shares having been issued but shareholder action not being required for the adoption of the amendment; (Note 3)

     By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, riot less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment: (Note 4)

     By the shareholders, in accordance with Sections 10.20 and 7.1 0. a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of Incorporation. Shareholders vote have not consented in writing have been given notice in accordance with Section 7.10. (Notes 4 & 5)

     By the shareholders, in accordance with Sections lO.20 and 7.10, are solution of the 'board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders, entitled to vote on this amendment. (Note 5)

3.    TEXT OF AMENDMENT:

          a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments. Article 1: The name of the corporation is:

                      BUTTERWINGS ENTERTAINMENT GROUP, INC.

                                   (NEW NAME)







All changes other than name, include on page 2
(over)

The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (if not applicable, insert "No change)




5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (if not applicable, insert 'No change)

     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")


(Complete either Item 6 or 7 below.  All signatures must be in BLACK INK.)

     6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

             Dated              September 25 1996       Butterwings, INC.




 KENNETH B. DROST,  SECRETARY
 DOUGLAS E.  SCOY, VICE PRESIDENT

     7. If amendment is authorized pursuant to Section I 0. 1 0 by the incorporators, the incorporators must sign below, and type or print name and title.

                                       OR

If amendment is authorized by the directors pursuant to Section 1 0. 1 0 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

The undersigned affirms, under the penalties of perjury, that the facts stated herein are true. Dated '19 -

ARTICLES OF AMENDMENT

FILED
November 7, 1996
George H. Ryan
Secretary of State
Department of Business Services
Springfield, IL 62756
Secretary of State

Telephone (217) 782-1832
Franchise Tax

Filing Fee'
order, payable to "Secretary of State."

The filing fee for articles of               GEORGE H. RYAN       Penalty     $
                                           SECRETARY OF STATE     Approved:
amendment - $25.00



1. CORPORATE NAME: Butterwings, Inc.

                                                     (Note 1)

2.      MANNER OF ADOPTION OF AMENDMENT:

The following amendment of the Articles of Incorporation was adopted on October 31, 1996 in the manner indicated below. ( 'X" one box only)

     By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; (Note 2)

     By a majority of the board of directors, in accordance with Section 1 0. 1 0, the corporation having issued no Shares as of the time of adoption of this amendment; (Note 2)

     By a majority of the board of directors, in accordance with Section 1 0. 1 5, shares having been issued but shareholder action not being required for the adoption of the amendment; (Note 3)

     By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, riot less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment: (Note 4)

     By the shareholders, in accordance with Sections 10.20 and 7.1 0. a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of Incorporation. Shareholders vote have not consented in writing have been given notice in accordance with Section 7.10. (Notes 4 & 5)

     By the shareholders, in accordance with Sections lO.20 and 7.10, are solution of the 'board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders, entitled to vote on this amendment. (Note 5)

3.    TEXT OF AMENDMENT:

          a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments. Article 1: The name of the corporation is:

                                   (NEW NAME)







All changes other than name, include on page 2
(over)

Text of Amendment

          b. (if amendment affects the corporate purpose. The amended purpose is required lobe Set forth in its entirely, lf there is not sufficient space to do so. add one or more sheets of this size.)

RESOLVED, that Article 4 of the Articles of Incorporation of the Corporation be amended to read, in its entirety, as follows:

Common              Series                       Par Value        No. of Shares
                                                                    Authorized

Common               NIA                         $0.01              10,000,000

     4. The manner, if not set forth in Article 3b, in which any exchange. reclassification or cancellation of issued shall or a reduction of the number of authorized shares of any class below the number of issued shares of that class. for or effected by this amendment, is as follows- (If not applicable.) 'No change)


                                   No change


     (a) The manner, if not set forth in Article 3b. in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")

                                   No change


     (b) The amount of paid-in capita) (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, Insert 'No change)

                                   No change


     6. The undersigned corporation has caused this statement to be signed by its duty authorized officers, each of whom affirms. under penalties of perjury, that the facts stated herein are true.



October 1996   Butterwings Entertainment Group, Inc.




Kenneth B. Drost. Secretary
Stephan Buckley, President



     7. It amendment is authorized pursuant to Section 1 0.1 0 by the incorporators, the incorporators must sign below, and type or print name and title.

                                       OR

     It amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be. designated by the board, must sign below, and type or print name and title.

      The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.